Item 1: Report to Shareholders

Inflation Protected Bond Fund	May 31, 2005

The views and opinions in this report were current as of May 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Investors in Treasury inflation-protected securities (TIPS) enjoyed good returns in the 6- and 12-month periods ended May 31, 2005. Moderately higher inflation resulted in an increase in the bonds’ inflation-adjusted principal, while a surprising decline in interest rates boosted prices for all longer-term government bonds, including TIPS. Investors in TIPS therefore benefited from a somewhat unusual combination of rising inflation paired with optimism that Federal Reserve policy would remain somewhat accommodative.

ECONOMY AND INTEREST RATES

The fundamental economic backdrop for the TIPS market has not changed dramatically over the past six months. The Federal Reserve has continued its steady program of monetary tightening, raising its official overnight lending rate by 25 basis points (0.25%) following each Federal Open Market Committee meeting since June 2004. This has brought the federal funds rate to 3%, 200 basis points above the low of 1% it reached in 2003–2004.

While the increase in short-term rates, along with higher oil prices, has arguably tempered economic growth over the past year, the economy continues to create jobs and absorb capacity at a healthy clip. Low mortgage rates have resulted in a particularly strong housing sector, and consumers have remained generally upbeat.

Against the steady drone of Fed tightening, fundamentals within the fixed-income market have experienced several shifts. The most noteworthy development has been the “conundrum,” in Fed Chairman Greenspan’s words, of lower long-term rates in the face of higher short-term rates. Yields on the 10-year fixed-rate Treasury note, for example, declined by 67 and 37 basis points over the past year and six-month period, respectively. Yields on the 10-year Treasury inflation-protected security fell by 39 and 9 basis points over the same periods.

Several factors have contributed to the pattern of a flattening yield curve. (The yield curve is a graph depicting the relationship between bond maturities and yields.) For some time now, longer-term rates have been bid lower because of steady foreign buying of U.S. Treasuries. Pension funds, which seek out long-duration assets, have been another durable source of demand. Recently, the dollar has stabilized, increasing the appeal of U.S. bonds. Finally, signs of moderation in the economic expansion have lessened worries over future inflation.

MARKET NEWS

In our last report, we warned that a large supply of TIPS would be auctioned in 2005, which might have a negative effect on prices. Heightened demand for TIPS due to worries over rising inflation offset this increased supply for most of the period, however. Firm energy and food prices have been reflected in the headline inflation data—over the last year, the consumer price index (CPI) has increased by 3.1% .

More recently, investors have shown less enthusiasm for inflation protection. Slower growth, weaker commodity prices, and a stronger dollar have lessened concerns that price increases might gain momentum. These factors have diminished demand for TIPS somewhat and led them to underperform comparable fixed-rate Treasuries.

PERFORMANCE AND STRATEGY

Your fund returned 3.83% in the last six months and 8.12% for the 12-month period ended May 31, 2005. As shown in the table, the fund lagged the unmanaged Lehman Brothers U.S. Treasury U.S. TIPS Index in both periods. The fund slightly outperformed its peer group, as measured by the Lipper Treasury Inflation Protected Securities Funds Average, in both periods.

The fund’s performance reflects a gain of $0.12 in net asset value (NAV) over the past six months, as well as dividend income of $0.07. For the 12-month period, the fund’s NAV increased $0.49, dividend income totaled $0.15, and the fund paid out short-term capital gains of $0.23.

Like many, we have been surprised at the magnitude of the decline in long-term Treasury yields since the Fed began tightening last year. The Fed’s determination to remove an accommodative interest rate policy has likewise kept us nervous about the sustainability of low real yields, particularly for TIPS with shorter maturities.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
Inflation Protected
Bond Fund	3.83%	8.12%
Lehman Brothers U.S. Treasury
U.S. TIPS Index	4.06	8.92
Lipper Treasury Inflation Protected
Securities Funds Average	3.58	8.11
Please see the fund’s quarter-end returns following this letter.

PORTFOLIO CHARACTERISTICS

Periods Ended	11/30/04	5/31/05
Price Per Share	$11.20	$11.32
Capital Gain Distributions Per Share
Short-Term	—	0.23
Long-Term	—	—
Dividends Per Share
For 6 months	0.08	0.07
For 12 months	0.16	0.15
30-Day Dividend Yield*	1.33%	1.28%
30-Day Standardized
Yield to Maturity	1.03	1.06
Weighted Average Maturity (years)	10.2	10.4
Weighted Average Effective
Duration (years) **	5.7	6.3
Weighted Average
Modified Duration (years) ***	8.1	8.4

*	Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund’s net asset value at the end of the period.
**	Please see glossary.
***	This measure provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Note: Yield will vary and is not guaranteed.

The fund’s performance over the past six-month and one-year periods reflects our defensive outlook. The fund anticipated higher rates and was not fully invested in TIPS. Our strategy to best exploit the shape of the yield curve favored 10-year TIPS combined with shorter-maturity fixed-rate holdings, including cash and mortgages. We purchased euro-denominated inflation-linked securities earlier in the year, which proved timely and helped returns. The strong U.S. dollar and lower real rates in Europe have exhausted the appeal of this strategy for the time being, however.

OUTLOOK

Longer-term fixed-rate Treasury yields remain near historic lows and appear, by many traditional measures, unappealing. Real growth in the U.S. should exceed 3% this year, and persistently firm energy prices, higher unit labor costs, and slowing productivity are adding to inflation pressures. Nevertheless, we are mindful that U.S. interest rates are above those in the European Union, Japan, and Canada. This should help ensure that foreign demand for U.S. Treasuries, from both private and public sources, remains healthy.

Despite low real rates, the case for inflation protection continues to be strong, and we continue to believe a well-diversified investment portfolio should include a modest allocation to TIPS. While inflation expectations are greatly reduced from their highest levels earlier this spring, the future path of consumer prices remains highly uncertain. Such uncertainty could be heightened by a resumption of dollar weakness or a disruption of crude oil supply, two events that remain within a reasonable realm of possibility.

Respectfully submitted,

Daniel Shackelford
Chairman of the fund’s Investment Advisory Committee

June 17, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01% .

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers U.S. Treasury U.S. TIPS Index: An unmanaged index that consists of inflation-protected securities issued by the U.S. Treasury.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Nominal interest rate: The stated rate of interest offered by a fixed-income security.

Real interest rate: A fixed-income security’s rate of interest after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

		Since
		Inception
Periods Ended 5/31/05	1 Year	10/31/02
Inflation Protected Bond Fund	8.12%	7.90%
Lehman Brothers U.S. Treasury U.S. TIPS Index	8.92	8.75
Lipper Treasury Inflation Protected Securities Funds Average	8.11	7.75

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE INFLATION PROTECTED BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05
Actual	$1,000.00	$1,038.30	$2.54
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.44	2.52

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.50%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

		Since
		Inception
Periods Ended 3/31/05	1 Year	10/31/02
Inflation Protected Bond Fund	1.99%	7.34%
Lehman Brothers U.S. Treasury U.S. TIPS Index	2.82	8.23
Lipper Treasury Inflation Protected Securities Funds Average	2.24	7.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	Year		10/31/02
	Ended		Through
	5/31/05**	5/31/04	5/31/03
NET ASSET VALUE
Beginning of period	$10.83	$10.91	$10.00

Investment activities
Net investment income (loss)	0.46*	0.29*	0.23*
Net realized and unrealized gain (loss)	0.41	(0.08)	0.80

Total from investment activities	0.87	0.21	1.03

Distributions
Net investment income	(0.15)	(0.16)	(0.10)
Net realized gain	(0.23)	(0.13)	(0.02)

Total distributions	(0.38)	(0.29)	(0.12)

NET ASSET VALUE
End of period	$11.32	$10.83	$10.91

Ratios/Supplemental Data
Total return^	8.12%*	1.94%*	10.40%*

Ratio of total expenses to
average net assets	0.50%*	0.50%*	0.50%*†

Ratio of net investment
income (loss) to average
net assets	4.13%*	3.33%*	5.46%*†

Portfolio turnover rate	26.3%	26.9%	35.6%†

Net assets, end of period
(in thousands)	$104,615	$55,504	$24,425

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	See Note 4. Excludes expenses in excess of a 0.50% contractual expense limitation in effect through 9/30/06.
**	Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)	$ Par/Shares	Value
(Amounts in 000s)

U.S. GOVERNMENT & AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED) 97.8%

U.S. Government Agency Obligations ± 0.7%
Federal National Mortgage Assn., VR, 5.25%, 2/17/09	750	754
		754
U.S. Treasury Obligations 97.1%
U.S. Treasury Inflation-Indexed Bonds
2.375%, 1/15/25	11,226	12,319
3.375%, 4/15/32	1,579	2,147
3.875%, 4/15/29	8,476	11,920
U.S. Treasury Inflation-Indexed Notes
0.875%, 4/15/10	6,070	5,953
1.625%, 1/15/15	10,323	10,334
1.875%, 7/15/13	8,497	8,725
2.00%, 1/15 - 7/15/14	16,226	16,796
3.00%, 7/15/12	7,002	7,751
3.375%, 1/15/07	3,537	3,681
3.50%, 1/15/11	4,330	4,838
3.625%, 1/15/08	9,025	9,625
3.875%, 1/15/09	3,771	4,134
4.25%, 1/15/10	2,464	2,796
U.S. Treasury Notes, 1.875%, 11/30/05 ++	500	497
		101,516
Total U.S. Government & Agency Obligations
(Excluding Mortgage-Backed) (Cost $99,312)		102,270

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED
SECURITIES 0.6%

U.S. Government Obligations 0.6%
Government National Mortgage Assn.
4.50%, 5/15 - 12/15/18	617	621
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $628)		621

CORPORATE BONDS AND NOTES 0.1%

Finance and Credit 0.1%
SLM Corporation, VR, 4.13%, 4/1/09	150	148
Total Corporate Bonds and Notes (Cost $150)		148

Money Market Funds 0.8%
T. Rowe Price Government Reserve Investment Fund, 2.91% #†	782	782
Total Money Market Funds (Cost $782)		782

FORWARD CURRENCY EXCHANGE CONTRACTS 0.0%

Unrealized gain (loss) on forward currency exchange contracts (2)		19
Total Forward Currency Exchange Contracts		19

FUTURES CONTRACTS 0.0%

Variation margin receivable (payable) on open futures contracts (3)		(3)
Total Futures Contracts		(3)
Total Investments in Securities
99.3% of Net Assets (Cost $100,872)		$ 103,837

(1)	Denominated in U.S. dollars unless otherwise noted
#	Seven-day yield
±	The issuer is a publicly-traded company
that operates under a congressional charter; its
securities are neither issued nor guaranteed by
the U.S. government.
++	All or a portion of this security is pledged to
cover margin requirements on futures contracts
at May 31, 2005.
†	Affiliated company – See Note 4.
EUR	Euro
USD	U.S. Dollar
VR	Variable Rate; rate shown is effective rate
at period-end

(2) Open Forward Currency Exchange Contracts at May 31, 2005 were as follows:

Amounts in (000s)

						Unrealized
Counterparty	Settlement	Receive		Deliver		Gain (Loss)
Morgan Stanley	6/1/05	USD	879	EUR	665	$58
Morgan Stanley	6/1/05	EUR	665	USD	860	(39)

Net unrealized gain (loss) on open
forward currency exchange contracts						$19

(3) Open Futures Contracts at May 31, 2005 were as follows:

($ 000s)

		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 10 U.S. Treasury five year notes
contracts, $15 par of 1.875% U.S.
Treasury Notes pledged as initial
margin	9/05	$(1,088)	$(3)
Net payments (receipts) of variation
margin to date			0
Variation margin receivable (payable)
on open futures contracts			$(3)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $782)	$782
Non-affiliated companies (cost $100,090)	103,055

Total investments in securities	103,837
Interest receivable	811
Receivable for shares sold	107
Other assets	21

Total assets	104,776

Liabilities
Investment management fees payable	4
Payable for shares redeemed	100
Due to affiliates	14
Other liabilities	43

Total liabilities	161

NET ASSETS	$104,615

Net Assets Consist of:
Undistributed net investment income (loss)	$(6)
Undistributed net realized gain (loss)	1,131
Net unrealized gain (loss)	2,965
Paid-in-capital applicable to 9,243,636 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized	100,525

NET ASSETS	$104,615

NET ASSET VALUE PER SHARE	$11.32

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)

Year
Ended
5/31/05
Investment Income (Loss)
Income
Interest	$3,397
Dividend	35

Total income	3,432

Expenses
Investment management	268
Shareholder servicing	130
Custody and accounting	112
Registration	49
Prospectus and shareholder reports	43
Legal and audit	10
Directors	5
Proxy and annual meeting	1
Miscellaneous	7
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(254)

Total expenses	371
Expenses paid indirectly	(1)

Net expenses	370

Net investment income (loss)	3,062

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	(26)
Futures	(8)
Written options	(3)
Foreign currency transactions	12

Net realized gain (loss)	(25)

Change in net unrealized gain (loss)
Securities	2,696
Futures	(3)
Written options	5
Other assets and liabilities
denominated in foreign currencies	(1)

Change in net unrealized gain (loss)	2,697

Net realized and unrealized gain (loss)	2,672

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$5,734

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	Year
	Ended
	5/31/05	5/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,062	$1,191
Net realized gain (loss)	(25)	14
Change in net unrealized gain (loss)	2,697	(693)

Increase (decrease) in net assets from operations	5,734	512

Distributions to shareholders
Net investment income	(975)	(519)
Net realized gain	(1,415)	(397)

Decrease in net assets from distributions	(2,390)	(916)

Capital share transactions *
Shares sold	65,860	51,867
Distributions reinvested	2,224	823
Shares redeemed	(22,317)	(21,207)

Increase (decrease) in net assets from capital
share transactions	45,767	31,483

Net Assets
Increase (decrease) during period	49,111	31,079
Beginning of period	55,504	24,425

End of period	$104,615	$55,504

(Including undistributed net investment income (loss)
of $(6) at 5/31/05 and $(5) at 5/31/04)

*Share information
Shares sold	5,932	4,779
Distributions reinvested	201	76
Shares redeemed	(2,016)	(1,967)

Increase (decrease) in shares outstanding	4,117	2,888

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Inflation Protected Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 2002. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are included in investments in securities, and in the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Forward Currency Exchange Contracts During the year ended May 31, 2005, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended May 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on or until a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Transactions in options written and related premiums received during the year ended May 31, 2005, were as follows:

	Number of
	Contracts	Premiums
Outstanding at beginning of period	5	$5,000
Written	5	7,000
Exercised	(5)	(5,000)
Closed	(5)	(7,000)
Outstanding at end of period	–	$–

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $871,000 and $869,000, respectively, for the year ended May 31, 2005. Purchases and sales of U.S. government securities aggregated $64,752,000 and $18,114,000, respectively, for the year ended May 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2005 totaled $2,390,000 and were characterized as ordinary income for tax purposes. At May 31, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$3,119,000
Unrealized depreciation	(169,000)
Net unrealized appreciation (depreciation)	2,950,000
Undistributed ordinary income	1,168,000
Capital loss carryforwards	(28,000)
Paid-in capital	100,525,000
Net assets	$104,615,000

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of May 31, 2005, the fund had $28,000 of capital loss carryforwards that expire in fiscal 2013.

For the year ended May 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to inflation adjustments on Treasury inflation-protected securities. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$ (2,088,000)
Undistributed net realized gain	2,026,000
Paid-in capital	62,000

At May 31, 2005, the cost of investments for federal income tax purposes was $100,887,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2005, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation through September 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2008. Pursuant to this agreement, at May 31, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $594,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2005, expenses incurred pursuant to these service agreements were $84,000 for Price Associates, $83,000 for T. Rowe Price Services, Inc., and $11,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended May 31, 2005, dividend income from the Reserve Funds totaled $35,000, and the value of shares of the Reserve Funds held at May 31, 2005 and May 31, 2004 was $782,000 and $3,192,000, respectively.

As of May 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 209,343 shares of the fund, representing 2% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Inflation Protected Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Inflation Protected Bond Fund, Inc. at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2005

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund

The Board reviewed the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. Because the Manager is currently waiving its fee for this particular fund, the Board was not provided with estimates of the gross profits realized from managing this fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate and expense ratio were generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pre-
(1945)	sent); Director, Chairman of the Board, and Chief Executive Officer,
2002	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
2002	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation and Golden Star Resources Ltd. (5/00
2002	to present), and Pacific Rim Mining Corporation (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999); Director,
Eli Lilly and Company and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting
(1934)	environmental and civil engineers
2002

Theo C. Rodgers**	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
2002	Director, AMLI Residential Properties Trust

*	Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

**	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.
2004
[37]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1943)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2002	Chairman of the Board and Director, T. Rowe Price Global Asset
[112]	Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.;
Chairman of the Board, Director, President, and Trust Officer, T. Rowe
Price Trust Company; Director, T. Rowe Price International, Inc.;
Director, The Nasdaq Stock Market, Inc.

*	Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Connice A. Bavely, CFA (1951)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc., and T. Rowe Price Trust Company

Jennifer A. Callaghan (1969)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Inflation Protected
Bond Fund

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Inflation Protected Bond Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Inflation Protected	T. Rowe Price; Vice President, T. Rowe Price
Bond Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Trust Company

Michael J. Grogan, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Inflation Protected
Bond Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Inflation Protected Bond Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Alan D. Levenson, PhD (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Inflation Protected Bond Fund	T. Rowe Price Investment Services, Inc.

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc.

Edmund M. Notzon III, PhD, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Inflation Protected Bond Fund	Group, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President, Inflation Protected Bond Fund	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Inflation Protected Bond Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$3,739	$7,356
Audit-Related Fees	640	670
Tax Fees	1,143	2,033
All Other Fees	306	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 20, 2005